										EXHIBIT 99
Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Revenue (2)
	Q1	Q2	Q3	Q4	FY
2017	140,282	152,976	181,713	265,778	740,749
2018	146,633	157,941	196,901	241,704	743,179

	Operating (loss) profit (2)
	Q1	Q2	Q3	Q4	FY
2017	(2,438)	2,164	7,430	30,979	38,135
2018	(337)	593	11,003	21,060	32,319

	Interest Expense, net (2)
	Q1	Q2	Q3	Q4	FY
2017	415	462	423	530	1,830
2018	532	889	1,001	855	3,277

	Other Expense, net (2)
	Q1	Q2	Q3	Q4	FY
2017	(682)	(297)	40	1,167	228
2018	(305)	896	(218)	640	1,013

	Income (Loss) Before Income Tax Provision (2)						Effective Income Tax Rate (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	(2,171)	1,999	6,967	29,282	36,077	2017	37.4%	38.0%	38.9%	53.0%	50.4%
2018	(564)	(1,192)	10,220	19,565	28,029	2018	25.9%	26.7%	21.3%	23.2%	22.3%

	Net Income (Loss) (2)
	Q1	Q2	Q3	Q4	FY
2017	(1,358)	1,239	4,259	13,765	17,905
2018	(418)	(874)	8,044	15,032	21,784

	Depreciation and amortization expense (2)
	Q1	Q2	Q3	Q4	FY
2017	1,308	1,174	1,227	1,902	5,611
2018	1,235	1,227	1,313	1,534	5,309

	Capital Expenditures (2)
	Q1	Q2	Q3	Q4	FY
2017	1,225	1,174	1,967	3,008	7,374
2018	2,401	2,154	2,685	836	8,076

	Net cash provided by (used for) operating activities (2)
	Q1	Q2	Q3	Q4	FY
2017	(22,161)	5,900	8,561	41,140	33,440
2018	(39,134)	(17,040)	9,594	58,404	11,824

	Net cash used for investing activities (2)
	Q1	Q2	Q3	Q4	FY
2017	(1,220)	(1,158)	(1,967)	(3,008)	(7,353)
2018	(2,401)	(2,148)	(2,684)	(831)	(8,064)

Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities (1) (2)
	Q1	Q2	Q3	Q4	FY
2017	(23,381)	4,742	6,594	38,132	26,087
2018	(41,535)	(19,188)	6,910	57,573	3,760

	Net cash provided by (used for) financing activities (2)
	Q1	Q2	Q3	Q4	FY
2017	17,263	(4,701)	(8,815)	(30,349)	(26,602)
2018	33,000	18,803	(6,757)	(54,301)	(9,255)

	Dividends Paid to NACCO Industries, Inc.
	Q1	Q2	Q3	Q4	FY
2017	3,000	—	35,000	—	38,000
2018	—	—	—	—	—

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2017	—	—	—	1,162	1,162
2018	1,162	1,166	1,164	1,166	4,658

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2017	58,978	54,276	80,462	51,346	51,346
2018	85,508	105,476	99,883	46,624	46,624

	Equity (2)
	Q1	Q2	Q3	Q4	FY
2017	61,534	62,961	32,299	46,408	46,408
2018	47,637	46,010	54,450	65,438	65,438

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)	On September 29, 2017, NACCO Industries, Inc. (“NACCO”, ticker symbol NC) spun-off Hamilton Beach Brands Holding Company ("the Company” or “HBBHC”).

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Revenue						Revenue % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	114,154	127,574	153,592	219,751	615,071	2017	(1.4)%	0.4%	(2.3)%	7.1%	1.6%
2018	125,414	135,869	172,464	200,024	633,771	2018	9.9%	6.5%	12.3%	(9.0)%	3.0%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	22,615	27,128	35,023	50,938	135,704	2017	19.8%	21.3%	22.8%	23.2%	22.1%
2018	27,704	30,448	38,382	41,693	138,227	2018	22.1%	22.4%	22.3%	20.8%	21.8%

	Operating Expenses						Operating Expenses as a % of revenue
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	21,833	21,964	26,022	24,398	94,217	2017	19.1%	17.2%	16.9%	11.1%	15.3%
2018	23,711	26,049	24,936	23,962	98,658	2018	18.9%	19.2%	14.5%	12.0%	15.6%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	782	5,164	9,001	26,540	41,487	2017	0.7%	4.0%	5.9%	12.1%	6.7%
2018	3,993	4,399	13,446	17,731	39,569	2018	3.2%	3.2%	7.8%	8.9%	6.2%

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2017	1,026	900	960	1,186	4,072
2018	969	967	1,055	1,286	4,277

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2017	90,132	87,789	101,323	96,359	96,359
2018	122,319	127,381	142,860	112,302	112,302

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2017	972	967	1,738	2,521	6,198
2018	2,286	2,068	2,610	795	7,759

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2017	(11,476)	7,522	7,546	25,195	28,787
2018	(28,226)	(10,135)	10,166	47,208	19,013

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2017	(967)	(951)	(1,738)	(2,521)	(6,177)
2018	(2,286)	(2,068)	(2,610)	(795)	(7,759)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2017	(12,443)	6,571	5,808	22,674	22,610
2018	(30,512)	(12,203)	7,556	46,413	11,254

	(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
	(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Number of stores						Average revenue per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	208	209	209	210	210	2017	128	124	137	225	612
2018	199	199	197	189	189	2018	111	114	131	226	600

	Revenue
	Q1	Q2	Q3	Q4	FY
2017	26,665	25,868	28,644	47,343	128,520
2018	22,100	22,762	25,884	42,723	113,469

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	11,903	11,695	13,093	21,359	58,050	2017	44.6%	45.2%	45.7%	45.1%	45.2%
2018	10,115	10,377	12,004	18,223	50,719	2018	45.8%	45.6%	46.4%	42.7%	44.7%

	Operating Expenses						Operating Expenses as a % of revenue
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	15,182	14,703	14,674	16,909	61,468	2017	56.9%	56.8%	51.2%	35.7%	47.8%
2018	14,419	14,211	14,411	14,994	58,035	2018	65.2%	62.4%	55.7%	35.1%	51.1%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	(3,279)	(3,008)	(1,581)	4,450	(3,418)	2017	(12.3)%	(11.6)%	(5.5)%	9.4%	(2.7)%
2018	(4,304)	(3,834)	(2,407)	3,229	(7,316)	2018	(19.5)%	(16.8)%	(9.3)%	7.6%	(6.4)%

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2017	282	274	267	716	1,539
2018	267	259	258	248	1,032

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2017	21,863	19,183	18,085	9,453	9,453
2018	14,957	16,818	17,005	10,194	10,194

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2017	253	207	229	487	1,176
2018	116	85	75	41	317

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2017	(10,685)	(1,622)	1,017	15,945	4,655
2018	(10,898)	(6,906)	(574)	11,196	(7,182)

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2017	(253)	(207)	(229)	(487)	(1,176)
2018	(116)	(79)	(74)	(36)	(305)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2017	(10,938)	(1,829)	788	15,458	3,479
2018	(11,014)	(6,985)	(648)	11,160	(7,487)

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.